Exhibit 10.2

AMENDMENT NUMBER ONE
to the
SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT
dated as of January 29, 2016
among
BARCLAYS BANK PLC,
SUTTON FUNDING LLC
and
NATIONSTAR MORTGAGE LLC
This AMENDMENT NUMBER ONE (this “Amendment”) is made as of this 24th day of June, 2016, by and among Barclays Bank PLC (a “Purchaser” and “Agent”), Sutton Funding LLC (a “Purchaser”) and Nationstar Mortgage LLC (“Seller”), to that certain Second Amended and Restated Master Repurchase Agreement, dated as of January 29, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Seller and Purchasers.
WHEREAS, Purchasers, Agent and Seller have agreed to amend the Repurchase Agreement as more particularly set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.Amendments. Effective as of the date hereof (the “Effective Date”), the Repurchase Agreement is hereby amended as follows:
(a)Section 2(a) of the Repurchase Agreement is hereby amended by adding the defined terms “Fannie Mae Non-Traditional Loan” and “Special Loan” in the applicable alphabetical order as follows:
“Fannie Mae Non-Traditional Loan” means a Fannie Mae Mortgage Loan that fully conforms to the requirements for the Fannie Mae program recently created to serve borrowers without traditional credit scores, as such program is amended, supplemented or otherwise modified, from time to time.
“Special Loan” means a Fannie Mae Non-Traditional Loan.

(b)Clause (o) of Exhibit B to the Repurchase Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:
“(o) With respect to any Mortgage Loan (other than a Streamline Mortgage Loan, a Mortgage Loan guaranteed by the VA under the Servicemen’s Readjustment Act of 1944, a HARP Mortgage Loan, a Fannie Mae Non-Traditional Loan, and any other Mortgage Loan underwritten and originated in accordance with a program sponsored and/or administered by a Governmental Authority; provided, that such program has been approved by the related Purchaser in its sole discretion), on the Origination Date the related Mortgagor’s FICO Score was equal to or greater than 550 (for this purpose, it being acknowledged that, other than with respect to any Fannie Mae Non-Traditional Loan, the related Mortgagor shall be deemed to have a FICO Score of zero where no FICO Score is available);”

SECTION 2.Fees and Expenses. Seller agrees to pay to Purchasers all fees and out of pocket expenses incurred by Purchasers and Agent in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchasers and Agent incurred in connection with this Amendment, in accordance with Section 23(a) of the Repurchase Agreement.
SECTION 3.Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Repurchase Agreement.
SECTION 4.Limited Effect. Except as amended hereby, the Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Repurchase Agreement, any reference in any of such items to the Repurchase Agreement being sufficient to refer to the Repurchase Agreement as amended hereby.
SECTION 5.Representations. In order to induce Purchasers and Agent to execute and deliver this Amendment, Seller hereby represents to Purchasers and Agent that as of the date hereof, (i) Seller is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof, and (ii) no Default or Event of Default has occurred and is continuing under the Program Documents.
SECTION 6.Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5‑1402 of the New York General Obligations Law which shall be applicable).
SECTION 7.Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.
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IN WITNESS WHEREOF, Purchasers, Agent and Seller have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.
BARCLAYS BANK PLC,
Purchaser and Agent
By:_/s/ Joseph O’Doherty ______________
Name: Joseph O’Doherty
Title: Managing Director
SUTTON FUNDING LLC,
Purchaser
By:_/s/ Ellen Kiernan___________________
Name: Ellen Kiernan
Title: Vice President
NATIONSTAR MORTGAGE LLC,
Seller
By:_/s/ Jeffrey Neufeld___________________
Name: Jeffery Neufeld
Title: Senior Vice President and Treasurer

Amendment Number One to Second A&R Master Repurchase Agreement